UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03566

T. Rowe Price Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Growth & Income Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Defensive sectors performed well in a period marked by market restraint due to renewed uncertainty about global growth and largely flat corporate profit growth. The economic environment was positive for U.S. consumers who benefited from lower energy prices and a strengthening dollar, which buoyed consumer confidence and pushed up demand for housing and retail spending. Large-cap value stocks outperformed growth stocks during a period marked by investors seeking attractive income opportunities and also looking to trade a rebound in commodity prices.

Your fund returned 3.43% for the six-month period ended June 30, 2016, compared with 3.84% for the S&P 500 Index and 2.98% for the Lipper Large-Cap Core Funds Index.

INVESTMENT APPROACH

The Growth & Income Fund seeks long-term capital appreciation by investing in a concentrated portfolio of domestic large-cap growth and value stocks. The fund employs fundamental, bottom-up analysis and a rigorous valuation assessment to find the stocks with the most potential for appreciation.

In selecting stocks for the portfolio, the fund generally starts with companies of more than $5 billion in market capitalization that carry “buy” ratings from T. Rowe Price analysts. In our analyses of these companies, we focus on four key elements:

●	Understanding a company’s business model and strategy
●	Developing a relationship with the company’s management team
●	Determining the company’s standing within its industry
●	Assessing the company’s valuation

The fund has a bias toward high-quality companies that have opportunities to increase their market share or have barriers to entry around their business that protect them and allow them to grow organically.

We look for well-managed firms with great products and services within an industry that may be in a cyclical trough. Lastly, we favor companies with characteristics, such as pricing power, new product cycles, improving margins, and a strategy to earn better returns on their invested capital, that we believe can drive equity appreciation. Beyond good fundamentals, we look for management teams that can create value by executing well and improving the business. We also pay close attention to free cash flow and management’s effectiveness in redeploying its capital. We like managers who invest in their business when there is the potential for attractive returns or return of capital to shareholders if conditions warrant.

We also employ a disciplined sell process. After stocks are added to the portfolio, they are subject to continued scrutiny. Criteria for selling stocks include a downgrade by a T. Rowe Price analyst, deterioration in the company’s fundamentals or management, the discovery of a better investment idea, or the fulfillment of our investment thesis when a stock becomes fully valued.

MARKET AND ECONOMIC REVIEW

The S&P 500 recorded modest gains in the first half of the fund’s fiscal year, punctuated by concerns over China’s transition from a manufacturing to a services economy, slowing global growth, and the UK’s decision to pull out of the European Union.

The volatile start to the year was characterized by investors piling into defensive stocks, such as consumer staples and utilities, in search of a safer place to put their money. Following a correction in the market in mid-February, investors also gravitated toward commodity sensitive stocks in the energy and materials sectors. The result was that some large-cap growth stocks were left in the unwanted pile. Many investors, seeing an opportunity in fundamentally strong but cheaply priced stocks, bought on weakness. Stocks that returned traditionally strong dividends were highly sought due to the continued decline in yields.

PORTFOLIO PERFORMANCE AND STRATEGY

All sectors except for materials and information technology, were positive contributors over the six-month period. Our stock selection in consumer discretionary, health care, and utilities were the most notable contributors in the portfolio.

Within consumer discretionary, media company Comcast was the top contributor. The stock of the cable operator performed well in the second quarter after an impressive earnings result that included solid revenue and subscriber growth across their video and broadband segments. Our selection of specialty retailers was also a net positive for the fund. Home improvement store Lowe’s and automotive goods retailer AutoZone both performed well for us. Lowe’s had strong earnings results, and we think that the ongoing rebound in home prices and housing demand is fueling sales at the chain. In addition, we believe that Lowe’s benefits from a duopoly industry structure (taking into account the Home Depot chain) that should help drive earnings and free cash flow growth. AutoZone was hurt in the first part of the period but recovered strongly after reporting improving sales and earnings. Royal Caribbean Cruises and Hilton Worldwide Holdings were detractors. We feel that both stocks were hurt by a slow-growth economy and investors’ concerns near the end of the lodging cycle. Even so, we added to Royal Caribbean in the second quarter because we believe the company is still well positioned strategically to grow earnings even in this slow-growth environment. We eliminated Hilton Worldwide, lowering our overall exposure to the lodging segment. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within the health care sector, stock selection and an overweight position contributed to the fund’s performance. Our primary exposure is in the pharmaceuticals industry because these businesses tend to have strong cash flows, attractive dividends, and a pipeline of new products that could add to growth and revenue in the long term. The fund’s holding in Pfizer was a solid contributor to the fund. Pfizer outperformed the broader health care market after it called off its acquisition of pharmaceuticals maker Allergan following new regulatory rules, making the tie-up less attractive. (Allergan bore the brunt of the dropped merger and was our worst performer in the sector.) We continue to believe that Pfizer will be a good performer for the portfolio because of its attractive dividend yield and strong management. Our position in Vertex Pharmaceuticals, a drag on the portfolio, was eliminated in the second half of the period after the company ran into resistance in its planned expansion of its stable of cystic fibrosis drugs. The portfolio also favors medical technology companies and life sciences companies, and our names in this subcategory have performed well. Medtronic, a leading medical device maker, was the strongest contributor in the health care segment. We like Medtronic because it generates strong recurring revenues through core products that have strong margins and hold competitive positions within the industry. In addition, we expect that the merger with medical device maker Covidien will improve Medtronic’s cash flow and competitive position. Becton, Dickinson & Company was another top contributor in the sector, benefiting from strong cost synergies from the $12.2 billion-valued deal to buy CareFusion that builds on its range of medical products to hospitals both in the U.S. and internationally.

Our overweight position and stock selection within utilities strongly outperformed the benchmark. All of our holdings in the fund were net contributors during the period, except for a modest detraction from regional electricity provider FirstEnergy. We eliminated our position in the company and rotated proceeds into another regional electricity provider, Entergy, which offers a relatively stronger dividend yield. We added to gas and electricity distributor NiSource during the period, and it was our strongest contributor. NiSource shares moved higher after it spun off its pipeline business to concentrate on its gas and electricity business, and the company benefited from investors searching for higher-yielding equity companies. XCEL Energy was a strong performer, and we eliminated our position on strength and purchased additional shares of cheaper-priced PG&E; we favor PG&E’s commanding position in the northern California region.

While financials remains a large absolute position, we have been trimming over the period, limiting our exposure to interest rate-sensitive companies because we believe near-term rate increases are increasingly less likely. With that in mind, we eliminated poor performer Fifth Third Bancorp. Insurance company Marsh & McLennan was a top contributor, and we initiated a position in insurer Willis Towers Watson in the second quarter. We trimmed our exposure to real estate investment trusts mostly on strength as Crown Castle International and American Tower performed well for the portfolio.

Not all of our stock picks and sectors were positive performers in the portfolio. Our returns in information technology and materials hurt performance. Information technology represents our largest underweight in the portfolio, and the biggest exposure is to Internet software and services companies because we believe they offer the best opportunities for high multiples and rapid growth. Yet our holding of Alphabet, the parent company of Google, did not perform well for us. In June, it was trading near four-month lows following a first-quarter earnings miss amid a tough advertising growth environment. We added to Alphabet on weakness during the period as we believe the company is still well positioned. Microsoft also detracted. It, too, had a weak first-quarter earnings report and investors have punished the stock accordingly. We eliminated our position in connectivity and sensor products maker TE Connectivity following a slowdown in earnings and market demand in one of the company’s most important markets. Our exposure to American Airlines within the industrials and services sector was a major detractor to the portfolio. Its stock fell when it told investors that revenue growth would be muted amid stiffer competitive forces within the travel industry.

We remain underweight the energy sector, as we see challenging supply and demand dynamics at play. This underweight did not allow us to fully benefit from the rising prices during the period. We are more interested in owning stocks tied to the stronger gas market than in owning oil stocks.

INVESTMENT OUTLOOK

Over the past few quarters, we have been pivoting the portfolio slightly to take a more defensive position, and we believe this is a prudent course to maintain in the current climate. Some headwinds for stocks are a low-growth environment and political risks, including the U.S. presidential election and further ramifications from the UK’s preparation to leave the European Union. A tailwind, though, is that, in the current low-interest and negative bond rate environment, investors looking for yields may be pushed into equity markets.

The macroeconomic environment continues to be characterized by divergent fundamentals. Within the U.S., the industrial economy has suffered a profit recession, and the commodity complex continues to struggle. Meanwhile, the segment of the economy driven by consumption appears to be healthy. Consumer confidence is rising along with housing prices and demand, jobless claims remain near multi-decade lows, and wages have started to grow. Given these factors, we expect inflation to remain mild.

Going forward, we expect stock selection will be the primary driver of the portfolio’s longer-term outperformance. And we expect to see a continuation of subdued market returns coupled with higher volatility. As always, we rely on our global research team of industry specialists to uncover fundamentally sound companies and remain committed to providing quality risk-adjusted returns over the long term.

Respectfully submitted,

Jeffrey Rottinghaus
Chairman of the fund’s Investment Advisory Committee

July 21, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes.
Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 6/30/16 |
|---|---|
| PepsiCo | 4.5% |
| GE | 4.2 |
| JPMorgan Chase | 3.6 |
| Comcast | 3.4 |
| Danaher | 3.4 |
| Marsh & McLennan | 3.4 |
| Pfizer | 3.2 |
| Apple | 2.9 |
| Medtronic | 2.9 |
| CVS Health | 2.8 |
| Philip Morris International | 2.8 |
| Microsoft | 2.7 |
| Becton, Dickinson & Company | 2.5 |
| Cisco Systems | 2.4 |
| ExxonMobil | 2.3 |
| Alphabet | 2.3 |
| PG&E | 2.1 |
| Lowe's | 2.0 |
| XL Group | 1.8 |
| Morgan Stanley | 1.8 |
| UnitedHealth Group | 1.8 |
| Ball | 1.7 |
| Bristol-Myers Squibb | 1.7 |
| Occidental Petroleum | 1.7 |
| Bank of New York Mellon | 1.6 |
| Total | 65.5% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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Financial Highlights

For a share outstanding throughout each period

| | 6 Months Ended 6/30/16 | Year Ended 12/31/15 | 12/31/14 | 12/31/13 | 12/31/12 | 12/31/11 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 28.46 | $ 32.26 | $ 29.68 | $ 22.57 | $ 19.92 | $ 20.18 |
| Investment activities | | | | | | |
| Net investment income[1] | 0.17 | 0.35 | 0.31 | 0.29 | 0.30 | 0.23 |
| Net realized and unrealized gain / loss | 0.80 | 0.87 | 3.48 | 7.11 | 2.65 | (0.26) |
| Total from investment activities | 0.97 | 1.22 | 3.79 | 7.40 | 2.95 | (0.03) |
| Distributions | | | | | | |
| Net investment income | (0.17) | (0.35) | (0.32) | (0.29) | (0.30) | (0.23) |
| Net realized gain | – | (4.67) | (0.89) | – | – | – |
| Total distributions | (0.17) | (5.02) | (1.21) | (0.29) | (0.30) | (0.23) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 29.26** | **$ 28.46** | **$ 32.26** | **$ 29.68** | **$ 22.57** | **$ 19.92** |
| **Ratios/Supplemental Data** | | | | | | |
| **Total return[2]** | **3.43%** | **4.12%** | **12.88%** | **32.95%** | **14.85%** | **(0.14)%** |
| Ratio of total expenses to average net assets | 0.67%[3] | 0.67% | 0.67% | 0.68% | 0.69% | 0.71% |
| Ratio of net investment income to average net assets | 1.19%[3] | 1.09% | 1.02% | 1.11% | 1.36% | 1.13% |
| Portfolio turnover rate | 37.7% | 76.4% | 15.2% | 14.4% | 9.6% | 9.0% |
| Net assets, end of period (in millions) | $ 1,606 | $ 1,553 | $ 1,589 | $ 1,466 | $ 1,163 | $ 1,072 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

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## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | $ Value |
|---|---|---|
| **COMMON STOCKS 94.8%** | | |
| **CONSUMER DISCRETIONARY 10.8%** | | |
| **Hotels, Restaurants & Leisure 1.0%** | | |
| Royal Caribbean Cruises | 233,600 | 15,686 |
| | | 15,686 |
| **Internet & Catalog Retail 2.7%** | | |
| Amazon.com (1) | 35,490 | 25,398 |
| Priceline (1) | 14,070 | 17,565 |
| | | 42,963 |
| **Media 3.4%** | | |
| Comcast, Class A | 850,010 | 55,412 |
| | | 55,412 |
| **Specialty Retail 3.7%** | | |
| AutoZone (1) | 33,170 | 26,331 |
| Lowe's | 410,620 | 32,509 |
| | | 58,840 |
| Total Consumer Discretionary | | 172,901 |
| **CONSUMER STAPLES 12.6%** | | |
| **Beverages 4.5%** | | |
| PepsiCo | 685,800 | 72,654 |
| | | 72,654 |
| **Food & Staples Retailing 3.8%** | | |
| CVS Health | 474,270 | 45,407 |
| Walgreens Boots Alliance | 180,860 | 15,060 |
| | | 60,467 |
| **Food Products 1.5%** | | |
| Mondelez International | 539,820 | 24,567 |
| | | 24,567 |

| | | |
|---|---|---|
| **Tobacco 2.8%** | | |
| Philip Morris International | 440,400 | 44,797 |
| | | 44,797 |
| Total Consumer Staples | | 202,485 |
| **ENERGY 4.0%** | | |
| **Oil, Gas & Consumable Fuels 4.0%** | | |
| ExxonMobil | 395,430 | 37,068 |
| Occidental Petroleum | 351,900 | 26,589 |
| Total Energy | | 63,657 |
| **FINANCIALS 17.6%** | | |
| **Banks 3.6%** | | |
| JPMorgan Chase | 938,840 | 58,339 |
| | | 58,339 |
| **Capital Markets 3.4%** | | |
| Bank of New York Mellon | 679,670 | 26,405 |
| Morgan Stanley | 1,103,180 | 28,661 |
| | | 55,066 |
| **Diversified Financial Services 1.6%** | | |
| Intercontinental Exchange | 100,500 | 25,724 |
| | | 25,724 |
| **Insurance 6.2%** | | |
| Marsh & McLennan | 795,340 | 54,449 |
| Willis Towers Watson | 130,360 | 16,205 |
| XL Group | 872,799 | 29,073 |
| | | 99,727 |
| **Real Estate Investment Trusts 2.8%** | | |
| American Tower, REIT | 163,571 | 18,583 |

| | | |
|---|---|---|
| **INDUSTRIALS & BUSINESS SERVICES 6.5%** | | |
| **Aerospace & Defense 1.3%** | | |
| Boeing | 163,520 | 21,237 |
| | | 21,237 |
| **Airlines 1.0%** | | |
| American Airlines | 572,200 | 16,199 |
| | | 16,199 |
| **Industrial Conglomerates 4.2%** | | |
| GE | 2,132,950 | 67,145 |
| | | 67,145 |
| Total Industrials & Business Services | | 104,581 |
| **INFORMATION TECHNOLOGY 13.7%** | | |
| **Communications Equipment 3.4%** | | |
| Cisco Systems | 1,337,140 | 38,363 |
| Juniper Networks | 697,880 | 15,695 |
| | | 54,058 |
| **Internet Software & Services 3.4%** | | |
| Alphabet, Class C (1) | 52,662 | 36,447 |
| Facebook (1) | 158,670 | 18,133 |
| | | 54,580 |
| **IT Services 1.4%** | | |
| Visa, Class A | 302,820 | 22,460 |
| | | 22,460 |
| **Software 2.6%** | | |
| Microsoft | 832,830 | 42,616 |
| | | 42,616 |

The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

T. Rowe Price Growth & Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund incepted on December 21, 1982. The fund seeks long-term capital growth and current income primarily through investments in stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument.

Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On June 30, 2016, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, the value of loaned securities was $11,973,000; the value of cash collateral and related investments was $12,090,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $572,188,000 and $553,053,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $1,290,518,000. Net unrealized gain aggregated $331,717,000 at period-end, of which $360,361,000 related to appreciated investments and $28,644,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $439,000 for T. Rowe Price Services, Inc.; and $171,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. At June 30, 2016 and during the six months then ended, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor).In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account, and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016